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                                  Exhibit 99.2

                           CERTIFICATIONS PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Patterson Dental Company (the "Company") on Form 10-Q for the quarterly period ended January 25, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2003                         /s/ Peter L. Frechette
                                             ----------------------------------
                                             Peter L. Frechette
                                             President and
                                               Chief Executive Officer

                                             /s/ R. Stephen Armstrong
                                             ----------------------------------
                                             R. Stephen Armstrong
                                             Executive Vice President and
                                             Chief Financial Officer